UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 24, 2023 (April 20, 2023)
ADOBE INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	ADBE	NASDAQ Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 20, 2023, at the 2023 Annual Meeting of Stockholders (the "Annual Meeting") of Adobe Inc. (the "Company"), the Company’s stockholders approved proposals one through four, approved one year with respect to proposal five and did not approve proposal six, a stockholder proposal concerning a report on hiring of persons with arrest or incarceration records. The final results for the votes regarding each proposal are set forth in the following tables. Each of these proposals is described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 3, 2023.

1.  Elect twelve members of the Board of Directors, each to serve for a one-year term:

	Votes	Votes		Broker
Name	For	Against	Abstentions	Non-Votes
Amy Banse	330,578,098	25,596,071	421,378	39,206,120
Brett Biggs	353,685,165	2,469,772	440,610	39,206,120
Melanie Boulden	347,030,715	9,143,771	421,061	39,206,120
Frank Calderoni	341,626,519	14,527,744	441,284	39,206,120
Laura Desmond	344,230,359	11,945,621	419,567	39,206,120
Shantanu Narayen	332,225,049	22,794,294	1,576,204	39,206,120
Spencer Neumann	353,765,482	2,389,549	440,516	39,206,120
Kathleen Oberg	345,228,314	10,946,294	420,939	39,206,120
Dheeraj Pandey	353,775,483	2,351,176	468,888	39,206,120
David Ricks	345,681,191	10,472,117	442,239	39,206,120
Daniel Rosensweig	341,820,698	14,330,904	443,945	39,206,120
John Warnock	350,825,082	5,403,339	367,126	39,206,120

2. Approve the 2019 Equity Incentive Plan, as amended, to increase the available share reserve by 12,000,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
335,214,097	20,772,530	608,920	39,206,120

3.  Ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending on December 1, 2023.

Votes For	Votes Against	Abstentions
370,067,020	25,026,228	708,419

4.  Approve, on an advisory basis, the compensation of our named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
313,607,712	41,802,944	1,184,891	39,206,120

5. Approve, on an advisory basis, the frequency of the advisory vote on executive compensation.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
351,067,962	266,967	4,741,649	518,969	39,206,120

Based on these results, and consistent with our recommendation and past practice, the Company will continue to hold an advisory vote on named executive officer compensation annually until the next required stockholder vote on the frequency of votes on named executive officer compensation.

6. Vote upon a stockholder proposal concerning a report on hiring of persons with arrest or incarceration records.

Votes For	Votes Against	Abstentions	Broker Non-Votes
59,783,487	292,462,760	4,349,300	39,206,120

Item 9.01 Financial Statements and Exhibits.

 (d)    Exhibits

Incorporated by Reference
Exhibit Number	Exhibit Description	Form	Filing Date	Number	SEC File No.	Filed Herewith

10.1	2019 Equity Incentive Plan, as amended					X

104	Cover Page Interactive Data File (the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE INC.

Date: April 24, 2023	By:	/s/ DANA RAO
Dana Rao
Executive Vice President, General Counsel & Corporate Secretary

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